Annual Fund Operating Expenses - Thrivent Mid Cap Value Portfolio - Class A	Apr. 30, 2021
Operating Expenses:
Management Fees	0.75%
Other Expenses	2.45%
Total Annual Portfolio Operating Expenses	3.20%
Less Fee Waivers and/or Expense Reimbursements	2.30%	[1]
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%

[1]	The Adviser has contractually agreed, through at least April 30, 2022, to waive certain fees and/or reimburse certain expenses associated with the shares of the Thrivent Mid Cap Value Portfolio in order to limit the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.90% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.